Dryden Short-Term Bond Fund, Inc.

Dryden Short-Term Corporate Bond Fund

Supplement dated May 1, 2008 to Prospectus dated March 3, 2008

The table appearing in the section of the Prospectus entitled “How to Buy, Sell & Exchange Shares of the Fund—Reducing or Waiving Class A’s Initial Sales Charge—Increase the Amount of Your Investment” is hereby deleted in its entirety and the following new table is substituted:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,000	2.75%	2.83%	2.50%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.55%
$1 million and above*	None	None	1.00%**

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

**For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer reallowance is 0.25%.

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